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                                                                Exhibit 10.9.1.4

                                     ANNEX A

                                 Jason H. Levine

                                Employment Terms

1.   900,000 shares of Common Stock.

2.   0 shares of Preferred Stock

3. a check in the amount of $1,000 and a promissory note in the amount of $89,000, representing a total investment

4.   $90,000.

5.   State of Maryland

6.   450,000 shares of Common Stock.

7.   Vice President - Strategic Projects

8.   Chief Executive Officer

9.   None

10.  $90,000

11.  120 %

12.  Performance Cause is inapplicable to the Executive.

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